SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

July 21, 2008

Date of Report (Date of earliest event reported)

Schiff Nutrition International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Results of Operations and Financial Condition.

On July 21, the Board of Directors of the registrant approved a discretionary cash bonus of $50,000 to Mr. Joseph W. Baty, the registrant’s Executive Vice President and Chief Financial Officer, for his performance and contributions to the registrant during fiscal 2008. The discretionary bonus is in addition to Mr. Baty’s fiscal 2008 annual bonus compensation pursuant to the registrant’s management annual bonus incentive program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIFF NUTRITION INTERNATIONAL, INC.

	By:	/s/ Bruce J. Wood
Name: Bruce J. Wood
		Title:	President and Chief
Executive Officer
Date: July 25, 2008

INDEX TO EXHIBITS

Item Number	Exhibit